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                                  UNTIED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                IMPROVENET, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-29927               77-0452868
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)

                         10799 N. 90th Street, Suite 200
                            Scottsdale, Arizona 85260
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 480-346-0000

                                 Not applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

Effective January 25, 2005, Ronald B. Cooper tendered his resignation from ImproveNet, Inc.'s Board of Directors. Mr. Cooper stated that his current business situation did not allow the time for him to properly continue serving as a Board member. Mr. Cooper also served on the company's Audit Committee. No appointment or election of a replacement for Mr. Cooper has been made.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImproveNet, Inc.

Date:  January 31, 2005

  By:  /s/ Jeffrey Rassas
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       Name:  Jeffrey Rassas
       Title:  Chief Executive Officer